UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 205493

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

☒	Filed by the Registrant
☐	Filed by a party other than the Registrant

Check the appropriate box:

☐
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TERAWULF INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TERAWULF INC.

9 Federal Street

Easton, MD 21601

February 13, 2023

Dear Stockholder:

We are pleased to invite you to attend a special meeting (the “Special Meeting”) of stockholders of TeraWulf Inc. (the “Company,” “TeraWulf,” “we,” “us,” or “our”) to be held on February 23, 2023 at 12:00 p.m., Eastern Standard Time. The Special Meeting will be held at the Ebenezer Theater, 17 South Washington Street, Easton, MD 21601.

You may visit www.investors.terawulf.com to access various web-based reports, executive messages and timely information about TeraWulf’s global business.

Whether or not you plan to attend the Special Meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the meeting and vote your shares at the meeting if you wish to do so.

The Special Meeting will be held for the following purposes as more fully described in the attached formal meeting notice and proxy statement, including the appendices thereto and related materials (the “Proxy Statement”):

1.	To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the maximum number of authorized shares of common stock, with the par value of $0.001 per share, from 200,000,000 to 400,000,000 and the maximum number of authorized shares of preferred stock, with the par value of $0.001 per share, from 25,000,000 to 100,000,000; and
2.	To approve the an amendment to the Amended and Restated Certificate of Incorporation of the Company to remove the restriction on stockholder action by written consent.

The Proxy Statement attached to this letter provides you with more specific information concerning the Special Meeting, the other proposals and other matters, including information as to how to cast your vote. The Company encourages you to read the entire Proxy Statement, including the appendices, carefully and in their entirely.

Only stockholders who owned shares of the Company’s common stock at the close of business on January 27, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.

Your vote is important. Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, we urge you to vote and submit your proxy promptly through the internet, telephone or mail.

On behalf of the board of directors of the Company, we would like to express our appreciation for your continued support of and interest in TeraWulf.

If you have questions about the Special Meeting or need additional copies of our proxy materials, please contact Investor Relations at 410-770-9500 or info@terawulf.com. If you require assistance in submitting your proxy or voting your shares, please contact EQ Shareowner Services at stocktransfer@equiniti.com or 651-450-4064.

If your bank, brokerage firm or other nominee holds your shares, you also should contact your nominee for additional information.

Sincerely,

Paul B. Prager
Chair of the Board of Directors

TERAWULF INC.
9 Federal Street
Easton, MD 21601

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time and Date	12:00 p.m., Eastern Standard Time, on February 23, 2023.
Place	The Special Meeting will be held at the Ebenezer Theater, 17 South Washington Street, Easton, MD 21601.
Items of Business
●
To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the maximum number of authorized shares of common stock, with the par value of $0.001 per share, from 200,000,000 to 400,000,000 and the maximum number of authorized shares of preferred stock, with the par value of $0.001 per share, from 25,000,000 to 100,000,000. We refer to this proposal as “Proposal 1” or the “Share Increase Proposal;” and
●
To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to remove the restriction on stockholder action by written consent. We refer to this proposal as “Proposal 2” or the “Written Consent Proposal.”

Record Date

Only stockholders who owned shares of the Company’s common stock at the close of business on January 27, 2023 will be entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder at our principal executive offices for a period of ten days prior to the Special Meeting.

Voting	Your vote is important. Whether or not you plan to attend the Special Meeting, we urge you to submit your proxy or voting instructions through the Internet, telephone or mail as soon as possible.

This Notice of Special Meeting of Stockholders (the “Notice”), the accompanying proxy statement and form of proxy are first being mailed on or about February 13, 2023 to stockholders of record as of January 27, 2023. Only stockholders of record at the close of business on that date may vote by ballot at the meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend TeraWulf Inc.’s Special Meeting, we strongly encourage you to submit your proxy or voting instructions as soon as possible.

We also encourage you to submit your proxy or voting instructions via the Internet, which is convenient, helps reduce the environmental impact of our Special Meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Proxy Materials and the Special Meeting” beginning on page 1 of the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS’

TO BE HELD ON FEBRUARY 23, 2023 AT 12:00 P.M. EASTERN STANDARD TIME
AT
THE EBENEZER THEATER
17 SOUTH WASHINGTON STREET
EASTON, MD 21601

THE PROXY STATEMENT FOR THE SPECIAL MEETING IS AVAILABLE ON THE INTERNET AT

www.investors.terawulf.com.

TABLE OF CONTENTS

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING	1

PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, WITH THE PAR VALUE OF $0.001 PER SHARE, FROM 200,000,000 TO 400,000,000 AND THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, WITH THE PAR VALUE OF $0.001 PER SHARE, FROM 25,000,000 TO 100,000,000	7

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO REMOVE THE RESTRICTION ON STOCKHOLDER ACTION BY WRITTEN CONSENT	8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

HOUSEHOLDING MATTERS	12

OTHER MATTERS	12

RIGHT OF APPRAISAL	12

Please carefully read the proxy statement. Even if you expect to attend the Special Meeting, please promptly complete, execute, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope. No postage is necessary if mailed in the United States. You may also submit proxies to have your shares voted electronically through the internet or by telephone by following the instructions on the enclosed proxy card or voting instruction form. If you submitted a proxy by internet or telephone, then you need not return a written proxy card or voting instruction form by mail. Stockholders who attend the Special Meeting may revoke their proxies and vote in person if they so desire (as described below).

TERAWULF INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held at 12:00 p.m., Eastern Standard Time, on February 23, 2023

The board of directors (the “Board” or “Board of Directors”) of TeraWulf, Inc. (referred to herein as the “Company,” “TeraWulf,” “we”, “us” or “our”) is soliciting your proxy to vote at the special meeting of stockholders (the “Special Meeting”) to be held on February 23, 2023, at 12:00 p.m. Eastern Standard Time. The Special Meeting will be held in person at the Ebenezer Theater, 17 South Washington Street, Easton, MD 21601.

●	This proxy statement, including the appendices hereto and related materials (collectively, this “Proxy Statement”), summarizes information about the proposals to be considered at the Special Meeting and other information you may find useful in determining how to vote.
●	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions (the “Proxy Card”).

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why did I receive these proxy materials?

The Board is soliciting proxies for its Special Meeting. The Special Meeting will be held at the Ebenezer Theater, 17 South Washington Street, Easton, MD 21601, on February 23, 2023, at 12:00 p.m., Eastern Standard Time. As a holder of shares of our common stock, par value $0.001 per share (the “Common Stock”), as of the close of business on January 27, 2023, which is the record date (the “Record Date”) fixed by the Board of Directors, you are invited to attend the Special Meeting and are entitled and urged to vote your shares on the proposals described in this Proxy Statement. The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process and other information.

This Proxy Statement, along with the accompanying Notice, summarizes the information you need to know to vote by proxy or in person at the Special Meeting. The following are answers to certain questions that you may have regarding the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.

Where will the Special Meeting be held?

The Special Meeting will be held on February 23, 2023, at 12:00 p.m. Eastern Standard Time. The Special Meeting will be held in person at the Ebenezer Theater, 17 South Washington Street, Easton, MD 21601.

What proposals will be voted on at the Special Meeting?

Our stockholders are being asked to approve the following proposals at the Special Meeting:

●	An amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Current Charter”) to increase the maximum number of authorized shares of common stock, with the par value of $0.001 per share, from 200,000,000 to 400,000,000 and the maximum number of authorized shares of preferred stock, with the par value of $0.001 per share, from 25,000,000 to 100,000,000 (“Proposal 1” or the “Share Increase Proposal”); and
●	An amendment to the Amended and Restated Certificate of Incorporation of the Company to remove the restriction on stockholder action by written consent (“Proposal 2” or the “Written Consent Proposal” and, together with the Share Increase Proposal, the “Charter Amendment Proposals”).

How does the Board of Directors recommend that I vote?

After careful consideration, the Board unanimously recommends that our stockholders vote:

●	“FOR” Proposal 1: Approval of the Share Increase Proposal; and
●	“FOR” Proposal 2: Approval of the Written Consent Proposal.

Who is entitled to vote at the Special Meeting?

Anyone owning shares of Common Stock at the close of business on Friday, January 27, 2023, the Record Date for this year’s Special Meeting, is entitled to attend and to vote on all items properly presented at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services (“EQ”), then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, to vote electronically at the Special Meeting, or by Internet or by telephone, or, if you received paper copies of the proxy materials by mail, to vote by mail by following the instructions on the proxy card or voting instruction card.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, at the close of business on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that nominee. The nominee holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee. Please see “How do I vote and what are the voting deadlines?” below regarding voting procedures for beneficial owners.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in any one of the following ways:

●	You may vote in person at the Special Meeting. If you or your proxy wish to vote in person at the Special Meeting, you or your proxy will need to attend the Special Meeting and bring valid government-issued photo identification plus:
●	For registered stockholders, either the (1) Notice or (2) proxy card; or
●	For proxies voting on behalf of a registered stockholder, (1) a valid written “legal proxy” signed by the registered stockholder naming the proxy plus (2) either the stockholders’ (i) Notice or (ii) proxy card.

Even if you plan to attend the Special Meeting, we recommend that you also vote either by telephone, by Internet, or by mail so that your vote will be counted if you ultimately decide not, or are unable, to attend.

●	You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this Proxy Statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the Special Meeting.
●	You may vote by telephone. To vote over the telephone, call toll-free 1-866-883-3382 from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. You will be asked to provide the control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Standard Time, on February 22, 2023.
●	You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/WULF to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Standard Time, on February 22, 2023.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card received from their broker, bank or other nominee to such nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee. We therefore urge you to vote in advance of the Special Meeting using the voting instructions provided by your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy by:

●	Providing another proxy, or using any of the available methods for voting, with a later date;
●	Notifying the Company’s secretary in writing before the Special Meeting that you wish to revoke your proxy; or
●	Voting in person at the Special Meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Who is asking for my vote?

The Company is soliciting your proxy on behalf of the Board of Directors. The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and employees, may solicit proxies in person, by telephone or by electronic means. Such directors and employees will not receive any special remuneration for these efforts.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. The persons named in the proxy have been designated as proxies for the Special Meeting by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors on the proposals as described below, the shares will be voted in accordance with the proxies’ judgment.

What are my voting rights?

Each share of Common Stock is entitled to one vote on each matter properly presented at the Special Meeting. At the close of business on Friday, January 27, 2023, there were 145,577,628 shares of Common Stock outstanding. A list of all record stockholders as of the Record Date will be available during ordinary business hours at the Company’s principal place of business located at 9 Federal Street, Easton, MD 21601, from Friday, February 10, 2023, at least 10 days before the Special Meeting, and will also be available for inspection at the Special Meeting.

What is the quorum requirement for the Special Meeting?

A quorum is the minimum number of shares required to be present or represented at the Special Meeting for the meeting to be properly held. The presence, represented in person or by proxy, of the holders of a majority of the voting power of our outstanding Common Stock entitled to vote at the Special Meeting will constitute a quorum to transact business at the Special Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chair of the meeting may adjourn the meeting to another time or place.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee, as applicable, as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the Special Meeting. The beneficial owner of shares held in “street name” is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Both Proposal 1 and Proposal 2 are “non-routine” matters. In the event that a broker, bank or other nominee votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Special Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes “AGAINST” a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Special Meeting. Broker non-votes will not be counted for purposes of determining the number of votes cast on a proposal because they are “not entitled to vote” on “non-routine” matters. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any of the proposals.

What is the voting requirement to approve each of the proposals

Proposal No. 1: Approval of the Share Increase Proposal. The approval of the Share Increase Proposal requires the affirmative vote of at least a majority of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote “AGAINST” the proposal.

Proposal No. 2: Approval of the Written Consent Proposal. The approval of the Written Consent Proposal requires the affirmative vote of a majority of at least a majority of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Special Meeting and will have the same effect as a vote “AGAINST” the proposal.

What if I do not vote, do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record. If you are a stockholder of record and do not vote through the Internet, by completing your proxy card, by telephone or virtually at the Special Meeting, your shares will not be voted. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted “FOR” each of Proposals 1 and 2.

Street Name Stockholders. Brokers, banks, and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers.

Why is the Company seeking approval for an increase of our authorized shares of common stock and preferred stock?

As of January 27, 2023, we had (i) 145,577,628 shares of issued and outstanding Common Stock; (ii) equity awards for an aggregate of 1,183,741 shares of Common Stock outstanding pursuant to our 2021 Omnibus Incentive Plan (the “2021 Plan”); (iii) 15,030,389 shares of Common Stock reserved for issuance under our 2021 Plan; (iv) 1,000,000 shares of Common Stock reserved for issuance upon vesting of restricted stock units granted to the Company’s Chief Financial Officer; (v) 2,740,587 shares of Common Stock issuable upon exercise of our warrants issued in to the Company’s lenders pursuant to that certain Amended and Restated Warrant Agreement, dated July 1, 2022; (vi) 7,481,747 shares of Common Stock issuable upon exercise of warrants issued in a private placement transaction on October 6, 2022; (vii) and 8,750,000 shares of Common Stock issuable upon exercise of our warrants issued in a private placement transaction on December 12, 2022; (viii) 8,539,123 shares of Common Stock issuable upon conversion of our outstanding convertible promissory notes, issued on November 25, 2022; and (ix) 9,566 shares of Series A Convertible Preferred Stock issued and outstanding, which is convertible into 1,034,899 shares of Common Stock. An increase in the number of authorized shares of our common stock and preferred stock will allow us the flexibility to issue shares of common stock or preferred stock, as applicable, for other purposes, including in connection with the proposed increase in the share reserve under our 2021 Plan. Our Board may also choose to issue shares of common stock or preferred stock in connection with future capital raising transactions, strategic partnerships and collaborations or acquisitions.

Who will count the votes?

A representative of EQ will tabulate the votes and act as inspector of elections.

May I vote confidentially?

Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Where can I find the voting results from the Special Meeting?

We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days after the date the Special Meeting concludes.

How can I obtain information about the Company?

A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2021 (our “Annual Report”) is available on our website at www.investors.terawulf.com. Stockholders may also obtain a free copy of our Annual Report, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to Attention: Office of the General Counsel, TeraWulf Inc., 9 Federal Street, Easton, MD 21601.

How can I contact the Company’s transfer agent?

You may contact our transfer agent, EQ Shareowner Services, by telephone at 651-450-4064, or by e-mail at stocktransfer@equiniti.com.

I share an address with another stockholder, and we received only one copy of the Proxy Statement. How may I obtain an additional copy of the Proxy Statement?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. For this meeting, a number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. A single set of Special Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Special Meeting materials, please notify your broker or us. You may contact us at our principal executive offices as follows:

TeraWulf Inc.
Attention: Office of the General Counsel
9 Federal Street
Easton, MD 21601
Tel: 410-770-9500

Stockholders who currently receive multiple copies of the Special Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon?

There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

PROPOSAL 1:
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, WITH THE PAR VALUE OF $0.001 PER SHARE, FROM 200,000,000 TO 400,000,000 AND THE MAXIMUM NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK, WITH THE PAR VALUE OF $0.001 PER SHARE, FROM 25,000,000 TO 100,000,000

We are asking you to adopt a charter amendment, which is attached to this Proxy Statement as Appendix A (the “Share Increase Amendment”), to increase the number of authorized shares of our Common Stock from 200,000,000 to 400,000,000 and increase the number of our preferred stock, par value $0.001 per share (the “Preferred Stock”) from 25,000,000 to 100,000,000. The Board believes that it is desirable for the Company to have a sufficient number of shares of Common Stock and Preferred Stock available for the satisfaction of its existing obligations to issue shares of Common Stock as and if they become due, for possible future financing transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes. Our Board may also choose to issue shares of Common Stock or Preferred Stock, as applicable in connection with future strategic partnerships and collaborations or acquisitions, and for other purposes.

This description of Proposal 1 is a summary and is qualified by the full text of the Share Increase Amendment, which is attached to this Proxy Statement as Appendix A and incorporated herein by reference.

Vote Required

Approval of Proposal 1 requires FOR votes from the holders of at least a majority of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR” or “AGAINST” these proposals, or you may indicate that you wish to “ABSTAIN” from voting on these proposals. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” these proposals.

If the Share Issuance Amendment is approved by the requisite number of our stockholders, we expect to file the approved Share Issuance Amendment with the Secretary of State of the State of Delaware promptly after the Special Meeting, which approved Share Issuance Amendment will become effective at the time of filing.

Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of an approved charter amendment with the Secretary of State of the State of Delaware, our Board reserves the right to abandon the approved charter amendment and not to file the charter amendment, even if the Share Issuance Amendment is approved by our stockholders, if our Board, in its discretion, determines that the approved Share Issuance Amendment is no longer in the best interests of our Company or our stockholders.

If the Share Issuance Amendment is not approved by the requisite vote of our stockholders, then the Share Issuance Amendment will not be filed with the Secretary of State of the State of Delaware and our Current Charter will remain in place and our number of authorized shares will remain unchanged.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 1

PROPOSAL 2:
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO REMOVE THE RESTRICTION ON STOCKHOLDER ACTION BY WRITTEN CONSENT

We are asking you to adopt a charter amendment, which is attached to this Proxy Statement as Appendix B (the “Written Consent Amendment), to remove the restriction on stockholder action by written consent. The Current Charter prohibits Stockholders from acting by written consent.

Our Board is committed to strong corporate governance and believes in maintaining policies and practices that serve the best interests of all of the Company’s stockholders. The Current Charter does not permit stockholder action by written consent. Consistent with the Board’s track record of taking proactive measures to enhance stockholder rights and commitment to maintaining exemplary corporate governance practices, the Board believes that it is in the best interests of the Company and its stockholders to approve an amendment to the Current Charter to allow for any action required or permitted to be taken by the Company’s stockholders to be effected by written consent.

This description of the effect of Proposal 2 is a summary and is qualified by the full text of the Written Consent Amendment, which is attached to this Proxy Statement as Appendix B and incorporated herein by reference.

Vote Required

Approval of Proposal 2 requires FOR votes from the holders of at least a majority of the total outstanding shares entitled to vote, regardless of whether such shares are present in person or represented by proxy at the Special Meeting. You may vote “FOR” or “AGAINST” these proposals, or you may indicate that you wish to “ABSTAIN” from voting on these proposals. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote “AGAINST” these proposals.

If the Written Consent Amendment is approved by the requisite number of our stockholders, we expect to file the approved Written Consent Amendment with the Secretary of State of the State of Delaware promptly after the Special Meeting, which approved Written Consent Amendment will become effective at the time of filing.

Notwithstanding the foregoing, at any time prior to the effectiveness of the filing of an approved Written Consent Amendment with the Secretary of State of the State of Delaware, our Board reserves the right to abandon the approved Written Consent Amendment and not to file the Written Consent Amendment, even if the Written Consent Amendment is approved by our stockholders, if our Board, in its discretion, determines that the approved Written Consent Amendment is no longer in the best interests of our Company or our stockholders.

If the Written Consent Amendment is not approved by the requisite vote of our stockholders, then the Written Consent Amendment will not be filed with the Secretary of State of the State of Delaware and our Current Charter will remain in place and our current prohibition on shareholders’ ability to act by written consent will remain unchanged.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our Common Stock as of January 27, 2023, by:

●	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock;
●	each of our named executive officers for fiscal year 2022 who is currently serving;
●	each of our current directors; and
●	all of our current directors and executive officers as a group.

As of January 27, 2023, there were 145,577,628 shares of Common Stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 9 Federal Street, Easton, MD 21601.

	Shares of Common Stock
	Beneficially Owned+
	Number	Percent
5% Stockholders
Stammtisch Investments LLC(1)	26,124,121	17.95%
Bryan Pascual(2)	17,763,644	12.18%
Revolve Capital LLC(3)	12,818,684	8.79%
Dorado Goose, LLC (4)	10,000,000	6.87%
Opportunity Four of Parabolic Ventures Holdings LLC(5)	10,000,000	6.87%
Named Executive Officers and Directors
Paul Prager(1)(6)	52,709,802	36.21%
Nazar Khan(7)	14,191,826	9.75%
Kerri Langlais(8)	1,322,151	*
Michael Bucella(9)	25,000	*
Walter Carter(10)	21,752	*
Catherine Motz	—	—
Jason New(11)	1,489,257	1.02%
Steven Pincus(12)	5,000	*
Lisa Prager	—	—
All current directors and executive officers as a group (10 persons)	136,461,237	47.92%

*	Less than 1%.
+	Includes outstanding shares of Series A Convertible Preferred Stock on an as-converted to common stock basis.
(1)

Based on a Schedule 13D/A filed with the SEC on December 16, 2022. Consists of (i) 26,124,121 shares of our Common Stock owned directly by Stammtisch Investments LLC (“Stammtisch”), a Delaware limited liability company over which Stammtisch may be deemed to have sole voting and dispositive power Paul Prager is the sole manager of Stammtisch and has voting and dispositive power over the shares of our Common Stock owned by Stammtisch. See footnote 5 below.

(2)

Based on a Schedule 13D/A filed with the SEC on December 23, 2022 and a Form 4 filed by Bryan Pascual and Bayshore Capital LLC (“Bayshore”), a Puerto Rico limited liability company, with the SEC on April 13, 2022. Consists of (i) 17,513,644 shares of our Common Stock owned directly by Bayshore and (ii) 250,000 shares of our Common Stock into which the Series A Convertible Preferred Stock held directly by the BJP Revocable Trust are convertible. Bryan Pascual is the sole trustee of the BJP Revocable Trust, which is the controlling member of Bayshore. Accordingly, Bryan Pascual may be deemed to have beneficial ownership over the shares held directly by Bayshore and the BJP Revocable Trust. The address of Bryan Pascual, Bayshore and the BJP Revocable Trust is 53 Palmeras Street, Suite 601, San Juan, Puerto Rico 00901.

(3)

Based on Forms 4 filed by Revolve on March 18, 2022, April 13, 2022 and October 11, 2022. Consists of (i) 12,568,684 shares of our Common Stock owned directly by Revolve and (ii) 250,000 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Revolve are convertible. Lauren O’Rourke is the sole member and manager of Revolve and may be deemed to have voting and dispositive power over the shares of our Common Stock owned by Revolve. The address of Revolve is 339 Dorado Beach East, Dorado, Puerto Rico 00646.

(4)

Consists of 10,000,000 shares of our Common Stock owned directly by Dorado Goose, LLC (“Dorado Goose”). Tommy Wang is the managing member of Dorado Goose and therefore has shared voting and investment power over such securities. The business address of Dorado Goose is 170 Dorado Beach East, Dorado, Puerto Rico, 00646.

(5)

Based on a Schedule 13G filed with the SEC on January 27, 2023. Consists of 10,000,000 shares of our Common Stock owned directly by Opportunity Four of Parabolic Ventures Holdings LLC (“Opportunity Four”). Mateo Levy is the managing member of Opportunity Four, and therefore has shared voting and investment power over such securities. The address of Opportunity Four is 8 The Green, Suite 4000, Dover, DE 19901.

(6)

Consists of (i) 26,124,121 shares of our Common Stock beneficially owned by Stammtisch, (ii) 654,706 shares of our Common Stock directly held by Lucky Liefern, LLC (“Lucky Liefern”), (iii) 375,000 shares of our Common Stock directly held by Heorot Power Holdings LLC (“Heorot”), (iv) 8,510,638 shares of our Common Stock directly held by Somerset Operating Company, LLC (“Somerset”); (v) 2,777,778 shares of our Common Stock directly held by Allin WULF LLC (“Allin WULF”); and (vi) 14,267,559 shares of the Common Stock directly held by various individuals, trusts and limited liability companies which have executed irrevocable proxies in favor of Paul Prager. Paul Prager is the sole manager and president of Stammtisch, the managing member of Lucky Liefern, the managing member of Heorot, the sole managing member of Somerset and as the sole managing member of Allin WULF, and in such capacities may be deemed to beneficially own the shares of Common Stock beneficially owned by Stammtisch and held directly by each of Lucky Liefern, Heorot, Somerset and Allin WULF.

(7)	Consists of 10,387,144 shares of our Common Stock owned by various trusts and limited liability companies over which Nazar Khan may be deemed to have dispositive control.
(8)

Consists of (i) 864,701 shares of our Common Stock owned by a trust over which Kerri Langlais may be deemed to have dispositive control and (ii) 25,100 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Kerri Langlais are convertible.

(9)	Consists of 25,000 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Michael Bucella are convertible.
(10)	Consists of 21,752 shares of our Common Stock owned by a limited liability company over which Walter Carter may be deemed to have dispositive control.
(11)	Based on Forms 4 filed by Mr. New on December 15, 2021, March 17, 2022 and June 24, 2022. Consists of

(i) 10,000 shares of our Common Stock owned directly by Mr. New; (ii) 1,429,257 shares of our Common Stock owned by Mining Assets, LLC (“Mining Assets”) and (iii) 50,000 shares of our Common Stock into which shares of Series A Convertible Preferred Stock are convertible held by Y Club 101, LLC (“Y Club 101”). Jason New is the sole manager of Mining Assets and a managing member of Y Club 101, and in such capacities may be deemed to beneficially own the shares of Common Stock held directly by each of Mining Assets and Y Club 101.

(12)	Consists of 5,000 shares of our Common Stock into which the shares of Series A Convertible Preferred Stock held directly by Steven Pincus are convertible.

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this Proxy Statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice and/or Proxy Statement, either now or in the future, please contact Stefanie C. Fleischmann by mailing a request to TeraWulf Inc., 9 Federal Street, Easton, MD 21601, or by calling our telephone number at 410-770-9500 and requesting to be connected to the office of Stefanie C. Fleischmann. Upon written or oral request to Stefanie C. Fleischmann, we will promptly provide a separate copy of this Proxy Statement and Notice. In addition, stockholders at a shared address who receive multiple copies of the Notice or multiple copies of proxy materials may request to receive a single Notice or a single copy of proxy materials in the future in the same manner as described above.

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Special Meeting other than that referred to herein. If any other business should properly come before the Special Meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy card will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.

We file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You may obtain such reports from the SEC’s website at www.sec.gov.

Our Investor Relations website address is www.investors.terawulf.com. We make available, free of charge through our Investor Relations website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

Upon the written request of any record holder or beneficial owner of Common Stock entitled to vote at the Special Meeting, we will, without charge, provide a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, for the fiscal year ended December 31, 2021, as filed with the SEC. Requests should be directed to Stefanie C. Fleischmann, TeraWulf Inc., 9 Federal Street, Easton, MD 21601.

RIGHT OF APPRAISAL

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation and the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

This thirteenth day of February, 2023.

By Order of the Board of Directors

Paul Prager, Chairman of the Board
Easton, Maryland

Appendix A

Share Increase Proposal
(attached)

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TERAWULF INC.

TeraWulf Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:

1.	The certificate of incorporation of the Corporation as heretofore in effect is hereby amended by replacing Article IV, Section 4.1 with the following:

“4.1 Authorized Stock. The total number of shares of all classes of stock that the Corporation shall have authority to issue is 500,000,000 shares, divided into (a) 400,000,000 shares of Common Stock, with the par value of $0.001 per share (the “Common Stock”), and (b) 100,000,000 shares of Preferred Stock, with the par value of $0.001 per share (the “Preferred Stock”). The authorized number of shares of any class or series of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, and no separate vote of such class or series of stock the authorized number of which is to be increased or decreased shall be necessary to effect such change.

The Board (as defined below) is hereby authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the shares of such series. The powers, designations, preferences and relative, participating, optional or other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, may differ from those of any and all other series at any time outstanding.”

2.	The forgoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this _____ day of __________, 2023.

TeraWulf Inc.

By:
Name: Paul Prager
Title: Chief Executive Officer

Appendix B

Written Consent Proposal
(attached)

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
TERAWULF INC.

TeraWulf Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY THAT:

1.	The certificate of incorporation of the Corporation as heretofore in effect is hereby amended by deleting Article IX thereof in its entirety.

2.	The forgoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on this _____ day of __________, 2023.

TeraWulf Inc.

By:
Name: Paul Prager
Title: Chief Executive Officer

Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis -trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. :INTERNET/MOBILE – www.proxypush.com/wulf Use the Internet to vote your proxy until 11:59 p.m. (EST) on February 22, 2023.Scan code below for mobile voting. (PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy until 11:59 p.m. (EST) on February 22, 2023. * MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 The Board of Directors Recommends a Vote FOR Items 1 and 2. ■For■Against■Abstain 1.The approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the maximum number of authorized shares of common stock, with the par value of $0.001 per share, from 200,000,000 to 400,000,000 and the maximum number of authorized shares of preferred stock, with the par value of $0.001 per share, from 25,000,000 to 100,000,000; and2.The approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to remove the restriction on stockholder action by written consent. ■For■Against■AbstainTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below: ■ Date _____________________________________ TERAWULF FPO

TERAWULFproxy This proxy is solicited by the Board of Directors for use at the Special Meeting on February 23, 2023. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1 and 2. By signing this proxy, you revoke all prior proxies and appoint Stefanie C. Fleischmann and Jennifer Cohan, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters that may come before the Special Meeting and all adjournments. See reverse for voting instructions. TERAWULF SPECIAL MEETING OF STOCKHOLDERS Thursday, February 23, 2023 12:00 p.m. EST Ebenezer Theater 17 South Washington Street Easton, Maryland 21601